Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                               /s/ John A. Dimling
                                       -----------------------------------
                                             Name:  John A. Dimling

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                               /s/ William G. Jacobi
                                       -----------------------------------
                                             Name:  William G. Jacobi

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                                /s/ M. Bernard Puckett
                                       -----------------------------------
                                             Name:  M. Bernard Puckett

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                               /s/ Robert E. Weissman
                                       -----------------------------------
                                             Name:  Robert E. Weissman

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                               /s/ James R. Craigie
                                       -----------------------------------
                                             Name:  James R. Craigie

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                               /s/ Peter A. Lund
                                       -----------------------------------
                                             Name:  Peter A. Lund

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of July, 1998.

                                                /s/ Michael D. Moore
                                       -----------------------------------
                                             Name:  Michael D. Moore

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 1998.

                                                /s/ Thomas W. Young
                                       -----------------------------------
                                             Name:  Thomas W. Young

                                                                    Exhibit 24

                         NIELSEN MEDIA RESEARCH, INC.

                               POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints John A. Dimling, Thomas W. Young and Stephen J. Boatti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Nielsen Media Research, Inc. registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of an aggregate of up to $275,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 1998.

                                                /s/ Stuart J. Goldshein
                                       -----------------------------------
                                             Name:  Stuart J. Goldshein